EXHIBIT 99.1
                                                                    ------------


NEWS                                               BOSTON
FOR IMMEDIATE RELEASE                              SCIENTIFIC

                                                   Boston Scientific Corporation
                                                   One Boston Scientific Place
                                                   Natick, MA 01760-1537
                                                   www.bostonscientific.com



                           BOSTON SCIENTIFIC ANNOUNCES
                             SECOND QUARTER RESULTS


Natick, MA (July 22, 2003) -- Boston Scientific Corporation (NYSE: BSX) today announced financial results for its second quarter ended June 30, 2003.

Net sales for the second quarter were $854 million as compared to $708 million for the second quarter of 2002, an increase of 21 percent. Excluding the favorable impact of $40 million of foreign currency fluctuations, net sales were $814 million, an increase of 15 percent.

Net income for the quarter, excluding net special charges, increased 33 percent to $126 million, or $0.30 per share (diluted), as compared to $95 million, or $0.23 per share, excluding net special charges, in the second quarter of 2002. Reported net income for the quarter, including net special charges of $12 million (after-tax), was $114 million, or $0.27 per share, as compared to reported net income of $25 million, or $0.06 per share, in the second quarter of 2002.

The net special charges for the quarter include purchased in-process research and development costs of $12 million (after-tax), or $0.03 per share, related to acquisitions.

"This was our first full quarter of TAXUS sales in Europe and other international markets, and we were encouraged by the enthusiastic reception, which has resulted in our achieving what we believe to be unit market share leadership in those markets where TAXUS has been launched," said Jim Tobin, President and Chief Executive Officer of Boston Scientific. "Momentum continues to build for TAXUS, and we feel this bodes well for our U.S. launch. The quarter also saw further progress in our TAXUS clinical program, with the filing of our Pre-Market Application with the FDA and the presentation of strong follow-up data from three clinical trials and a transitional registry."

Boston Scientific officials will be discussing these and other issues with analysts on a conference call at 5:30 p.m. (ET) Tuesday, July 22. The Company will webcast the call to all interested parties through its website: www.bostonscientific.com. Please see the website for details on how to access the webcast. The webcast will be available for 10 business days on the Boston Scientific website.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

The Company discloses non-GAAP or pro forma measures that exclude certain charges. Non-GAAP measures may exclude such items as charges related to purchased in-process research and development and certain litigation. Management uses these measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in the Company's business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for, or as superior to, financial reporting measures prepared in accordance with GAAP.

This press release contains forward-looking statements. The Company wishes to caution the reader of this press release that actual results may differ from those discussed in the forward-looking statements and may be adversely affected by, among other things, risks associated with new product development and introduction, clinical trials, regulatory approvals, competitive offerings, intellectual property, litigation, the Company's relationship with third parties, the Company's overall business strategy, and other factors described in the Company's filings with the Securities and Exchange Commission.


                                        CONTACT:  Milan Kofol
                                                  508-650-8569
                                                  Investor Relations
                                                  Boston Scientific Corporation

                                                  Paul Donovan
                                                  508-650-8541
                                                  Media Relations
                                                  Boston Scientific Corporation

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                                             Three Months Ended                           Three Months Ended
                                                                June 30, 2003                                June 30, 2002

In millions, except share and per share data        Reported    Adjustments    Adjusted          Reported    Adjustments    Adjusted
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                              $854                       $854              $708                       $708
Cost of products sold                                   235                        235               225           ($19)        206
                                                   ------------------------------------         ------------------------------------
Gross profit                                            619                        619               483             19         502

Selling, general and administrative expenses            292                        292               246                        246
Amortization expense                                     21                         21                17                         17
Royalties                                                13                         13                 8                          8
Research and development expenses                       108                        108                85                         85
Purchased research and development                       12           ($12)                           45            (45)
                                                   ------------------------------------         ------------------------------------
                                                        446            (12)        434               401            (45)        356
                                                   ------------------------------------         ------------------------------------
Operating income                                        173             12         185                82             64         146

Other income (expense):
Interest expense                                        (12)                       (12)              (10)                       (10)
Other, net                                                                                           (18)            18
                                                   ------------------------------------         ------------------------------------

Income before income taxes                              161             12         173                54             82         136
Income taxes                                             47                         47                29             12          41
                                                   ------------------------------------         ------------------------------------

Net income                                             $114            $12        $126               $25            $70         $95
                                                   ====================================         ====================================


Net income per common share - assuming dilution       $0.27                      $0.30             $0.06                      $0.23
                                                   =========                  =========         =========                  =========

Weighted average shares outstanding -
  assuming dilution (in thousands)                  422,381                    422,381           412,964                    412,964
                                                   =========                  =========         =========                  =========

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
                                                               Six Months Ended                             Six Months Ended
                                                                June 30, 2003                                June 30, 2002

In millions, except share and per share data        Reported    Adjustments    Adjusted          Reported    Adjustments    Adjusted
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                            $1,661                     $1,661            $1,383                     $1,383
Cost of products sold                                   461                        461               432           ($29)        403
                                                   ------------------------------------         ------------------------------------
Gross profit                                          1,200                      1,200               951             29         980

Selling, general and administrative expenses            563                        563               487                        487
Amortization expense                                     41                         41                34                         34
Royalties                                                25                         25                17                         17
Research and development expenses                       211                        211               161                        161
Litigation-related charges                                7            ($7)
Purchased research and development                       25            (25)                           45            (45)
                                                   ------------------------------------         ------------------------------------
                                                        872            (32)        840               744            (45)        699
                                                   ------------------------------------         ------------------------------------
Operating income                                        328             32         360               207             74         281

Other income (expense):
Interest expense                                        (23)                       (23)              (22)                       (22)
Other, net                                               (4)                        (4)              (14)            18           4
                                                   ------------------------------------         ------------------------------------

Income before income taxes                              301             32         333               171             92         263
Income taxes                                             90                         90                64             15          79
                                                   ------------------------------------         ------------------------------------

Net income                                             $211            $32        $243              $107            $77        $184
                                                   ====================================         ====================================


Net income per common share - assuming dilution       $0.50                      $0.58             $0.26                      $0.45
                                                   =========                  =========         =========                  =========

Weighted average shares outstanding -
  assuming dilution (in thousands)                  422,198                    422,198           412,031                    412,031
                                                   =========                  =========         =========                  =========

BOSTON SCIENTIFIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
                                                    June 30,       December 31,
In millions                                           2003            2002
-------------------------------------------------------------------------------

Assets
Current assets:
   Cash and cash equivalents                           $410            $277
   Trade accounts receivable, net                       478             435
   Inventories                                          239             243
   Other current assets                                 248             253
                                                   --------------------------
         Total current assets                         1,375           1,208

Property, plant and equipment, net                      678             636
Intangibles, net                                      2,440           2,367
Other assets                                            428             239
                                                   --------------------------
                                                     $4,921          $4,450

Liabilities and Stockholders' Equity
Current liabilities:
   Borrowings due within one year                      $351             $88
   Accounts payable and accrued expenses                564             705
   Other current liabilities                            192             130
                                                   --------------------------
         Total current liabilities                    1,107             923

Long-term debt                                          974             847
Other long-term liabilities                             188             213

Stockholders' equity                                  2,652           2,467
                                                   --------------------------
                                                     $4,921          $4,450
                                                   ==========================

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
REGIONAL SUMMARY
(Unaudited)
                                                     WORLDWIDE TOTAL (1)
                            ------------------------------------------------------------------
                              Three Months Ended
                                   June 30,                            Change
                            ------------------------------------------------------------------
                                                      At Actual Foreign    At Constant Foreign
In millions                    2003         2002        Currency Basis        Currency Basis
                            ---------    ---------    -----------------    -------------------
DOMESTIC                        $482         $420                  15%                    15%



EUROPE                           165          115                  43%                    20%
JAPAN                            134          120                  12%                     5%
INTERCONTINENTAL                  73           53                  38%                    30%
                            ---------    ---------    -----------------    -------------------
INTERNATIONAL                    372          288                  29%                    16%
                            ---------    ---------    -----------------    -------------------
WORLDWIDE                       $854         $708                  21%                    15%
                            =========    =========    =================    ===================


                                                     WORLDWIDE TOTAL (1)
                            ------------------------------------------------------------------
                              Six Months Ended
                                   June 30                             Change
                            ------------------------------------------------------------------
                                                      At Actual Foreign    At Constant Foreign
In millions                    2003         2002        Currency Basis        Currency Basis
                            ---------    ---------    -----------------    -------------------

DOMESTIC                        $961         $825                  16%                    16%



EUROPE                           310          221                  40%                    17%
JAPAN                            260          236                  10%                     1%
INTERCONTINENTAL                 130          101                  29%                    25%
                            ---------    ---------     ----------------    -------------------
INTERNATIONAL                    700          558                  25%                    12%

                            ---------    ---------     ----------------    -------------------
WORLDWIDE                     $1,661       $1,383                  20%                    15%
                            =========    =========     ================    ===================

(1) Certain prior year's amounts have been reclassified to conform to the current year's presentation.

BOSTON SCIENTIFIC CORPORATION
WORLDWIDE SALES
DIVISIONAL SUMMARY
(Unaudited)
                                                     WORLDWIDE TOTAL (1)
                            ------------------------------------------------------------------
                              Three Months Ended
                                   June 30                             Change
                            ------------------------------------------------------------------
                                                      At Actual Foreign    At Constant Foreign
In millions                    2003         2002        Currency Basis        Currency Basis
                            ---------    ---------    -----------------    -------------------
Cardiovascular                  $532         $431                  23%                    17%
Electrophysiology                 28           26                   8%                     3%
Neurovascular                     55           42                  31%                    23%
                            ---------    ---------    -----------------    -------------------
CARDIOVASCULAR                   615          499                  23%                    17%

Oncology                          41           34                  21%                    15%
Endoscopy                        144          129                  12%                     6%
Urology                           54           46                  17%                    15%
                            ---------    ---------    -----------------    -------------------
ENDOSURGERY                      239          209                  14%                    10%

                            ---------    ---------    -----------------    -------------------
WORLDWIDE                       $854         $708                  21%                    15%
                            =========    =========    =================    ===================


                                                     WORLDWIDE TOTAL (1)
                            ------------------------------------------------------------------
                              Six Months Ended
                                   June 30,                            Change
                            ------------------------------------------------------------------
                                                      At Actual Foreign    At Constant Foreign
In millions                    2003         2002        Currency Basis        Currency Basis
                            ---------    ---------    -----------------    -------------------

Cardiovascular                $1,034         $847                  22%                    16%
Electrophysiology                 55           48                  15%                    10%
Neurovascular                    106           83                  28%                    19%
                            ---------    ---------    -----------------    -------------------
CARDIOVASCULAR                 1,195          978                  22%                    16%

Oncology                          79           67                  18%                    13%
Endoscopy                        282          248                  14%                     8%
Urology                          105           90                  17%                    14%
                            ---------    ---------    -----------------    -------------------
ENDOSURGERY                      466          405                  15%                    10%

                            ---------    ---------    -----------------    -------------------
WORLDWIDE                     $1,661       $1,383                  20%                    15%
                            =========    =========    =================    ===================

(1) Certain prior year's amounts have been reclassified to conform to the current year's presentation.